UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

ADJUSTABLE RATE

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset Adjustable Rate Income Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the twelve months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economic expansion accelerated during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand, although it decelerated on several occasions. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). It peaked in November 2013, with a PMI of 57.0. This represented the PMI’s highest reading since

Western Asset Adjustable Rate Income Fund	III

Investment commentary (cont’d)

April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Adjustable Rate Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, corporate loans and corporate debt securities. Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationii, as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset, but may invest up to 20% of its assets in below investment grade bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value. Instead of, and/or in addition to, investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationiii) and for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility but generally outperformed equal-duration Treasuries over the twelve months ended May 31, 2014. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”),iv the U.S government’s sixteen-day partial shutdown in October 2013 and several geopolitical issues.

Both short- and long-term Treasury yields moved higher during the twelve months ended May 31, 2014. Two-year Treasury yields rose from 0.30% at the beginning of the period to 0.37% at the end of the period.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	1

Fund overview (cont’d)

Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.27% in mid-June 2013. Ten-year Treasury yields were 2.16% at the beginning of the period and reached a low of 2.08% on June 6, 2013. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.48%. All told, the Barclays U.S. Aggregate Indexv, returned 2.71% for the twelve months ended May 31, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s exposures to asset-backed securities (“ABS”), non-agency mortgage-backed securities (“MBS”) and investment grade corporate bonds. In contrast, we reduced our allocations to high-yield corporate bonds and agency bonds. Elsewhere, we adjusted the Fund’s duration positioning, moving from a fairly neutral stance to a long duration versus the Citigroup 6-Month U.S. Treasury Bill Indexvi.

During the reporting period, we utilized U.S. Treasury futures, as well as options on Eurodollar futures contracts, to manage the portfolio’s duration and yield curvevii positioning. The use of these derivative instruments contributed to performance.

Performance review

For the twelve months ended May 31, 2014, Class A shares of Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 0.76%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Index, returned 0.08% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.17% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Adjustable Rate Income Fund:
Class A	0.71%	0.76%
Class C	0.32%	-0.02%
Class C1♦	0.58%	0.25%
Class I	0.79%	0.95%
Citigroup 6-Month U.S. Treasury Bill Index	0.04%	0.08%
Lipper Short Investment Grade Debt Funds Category Average[1]	0.80%	1.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 297 funds for the six-month period and among the 294 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares (formerly Class C) continue to be available for dividend reinvestment and incoming exchanges.

2	Western Asset Adjustable Rate Income Fund 2014 Annual Report

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C, Class C1 and Class I shares were 0.49%, -0.37%, -0.02% and 0.66%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1 and Class I shares would have been 0.49%, -0.87%, -0.02% and 0.33%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class IS shares is not shown because the inception date for this share class was January 31, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2013, the gross total annual operating expense ratios for Class A, Class C, Class C1 and Class I shares were 0.85%, 1.83%, 1.44% and 0.65%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.70% for Class C shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to non-agency MBS. They were supported by attractive yields, continued principal paydowns and solid investor demand.

An overweight to investment grade corporate bonds was also additive for results. In particular, the Fund’s Financials holdings were beneficial for performance. Investor sentiment for the sector improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals. In terms of individual holdings, overweight positions in Wells Fargo & Co. and General Electric added the most value during the reporting period.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	3

Fund overview (cont’d)

Elsewhere, an overweight allocation to ABS was rewarded as the sector outperformed the benchmark. Within the sector, our credit card receivables and auto loans generated the strongest results.

Q. What were the leading detractors from performance?

A. The Fund outperformed its benchmark during the reporting period. The only notable detractors from the Fund’s relative performance were its overweight exposures to high-yield corporate bonds issued by Caesars Entertainment Corp.

Thank you for your investment in Western Asset Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: Asset-Backed Securities (30.9%), Corporate Bonds & Notes (30.1%), Collateralized Mortgage Obligations (21.8%), U.S. Government & Agency Obligations (9.8%) and Mortgage-Backed Securities (3.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Adjustable Rate Income Fund 2014 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and May 31, 2013 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.71%	$1,000.00	$1,007.10	0.81%	$4.05	[3]	Class A	5.00%	$1,000.00	$1,020.89	0.81%	$4.08
Class C	0.32	1,000.00	1,003.20	1.70	8.49	[3]	Class C	5.00	1,000.00	1,016.45	1.70	8.55
Class C1	0.58	1,000.00	1,005.80	1.37	6.85	[3]	Class C1	5.00	1,000.00	1,018.10	1.37	6.89
Class I	0.79	1,000.00	1,007.90	0.65	3.25	[3]	Class I	5.00	1,000.00	1,021.69	0.65	3.28
Class IS4	0.52	1,000.00	1,005.20	0.55	1.78	[5]	Class IS	5.00	1,000.00	1,022.19	0.55	2.77

Western Asset Adjustable Rate Income Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

[4]	For the period January 31, 2014 (inception date) through May 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (118), then divided by 365.

8	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1♦	Class I	Class IS†
Twelve Months Ended 5/31/14	0.76%	-0.02%	0.25%	0.95%	N/A
Five Years Ended 5/31/14	4.79	N/A	4.23	4.92	N/A
Ten Years Ended 5/31/14	1.86	N/A	1.31	2.06	N/A
Inception* through 5/31/14	2.99	1.27	2.89	1.99	0.52%

With sales charges[2]	Class A	Class C	Class C1♦	Class I	Class IS†
Twelve Months Ended 5/31/14	-1.54%	-1.02%	0.25%	0.95%	N/A
Five Years Ended 5/31/14	4.32	N/A	4.23	4.92	N/A
Ten Years Ended 5/31/14	1.63	N/A	1.31	2.06	N/A
Inception* through 5/31/14	2.85	1.27	2.89	1.99	0.52%

Cumulative total returns
Without sales charges[1]
Class A (5/31/04 through 5/31/14)	20.24%
Class C (Inception date of 8/1/12 through 5/31/14)	2.34
Class C1♦ (5/31/04 through 5/31/14)	13.86
Class I (5/31/04 through 5/31/14)	22.56
Class IS (Inception date of 1/31/14 through 5/31/14)	0.52

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, Class C, Class C1♦, Class I and Class IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class C1♦ shares of Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2004 - May 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Adjustable Rate Income Fund on May 31, 2004, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

♦	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

10	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

Western Asset Adjustable Rate Income Fund 2014 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Citigroup 6-Month U.S. Treasury Bill Index
EM	— Emerging Markets
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
MBS	— Mortgage-Backed Securities
WA ARI	— Western Asset Adjustable Rate Income Fund

12	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Schedule of investments

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 30.9%
Access Group Inc., 2005-1 A2	0.344%	3/23/20	$248,302	$248,298	(a)
Ally Auto Receivables Trust, 2014-SN1 A2B	0.349%	10/20/16	700,000	700,140	(a)
American Express Credit Account Master Trust, 2012-3 A	0.301%	3/15/18	2,020,000	2,021,631	(a)
American Express Issuance Trust II, 2013-2 A	0.581%	8/15/19	800,000	804,258	(a)
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.200%	7/25/32	889,352	851,372	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.850%	8/25/32	282,308	258,009	(a)
Arrowpoint CLO Ltd., 2014-2A A1L	1.734%	3/12/26	750,000	748,879	(a)(b)
Atrium CDO Corp., 5A A1	0.479%	7/20/20	524,173	520,371	(a)(b)
Bank of America Credit Card Trust, 2014-A1 A	0.531%	6/15/21	1,600,000	1,602,576	(a)
Bayview Financial Asset Trust, 2007-SR1A M1	0.950%	3/25/37	864,062	727,972	(a)(b)
Brazos Higher Education Authority Inc., 2005-2 A10	0.353%	12/26/19	935,974	932,724	(a)
Business Loan Express, 2001-2A A	0.730%	1/25/28	374,341	310,703	(a)(b)
Business Loan Express, 2002-1A A	0.700%	7/25/28	285,409	251,183	(a)(b)
Business Loan Express, 2002-AA A	0.800%	6/25/28	252,935	187,298	(a)(b)
Chase Issuance Trust, 2012-A9 A9	0.301%	10/16/17	950,000	950,245	(a)
Citibank Credit Card Issuance Trust, 2013-A1 A1	0.250%	4/24/17	1,700,000	1,699,643	(a)
Citibank Credit Card Issuance Trust, 2013-A4 A4	0.572%	7/24/20	1,560,000	1,567,700	(a)
Citibank Credit Card Issuance Trust, 2013-A7 A7	0.580%	9/10/20	800,000	803,900	(a)
Discover Card Execution Note Trust, 2013-A6 A6	0.601%	4/15/21	1,480,000	1,488,142	(a)
Dryrock Issuance Trust, 2014-1 A	0.511%	12/16/19	600,000	601,029	(a)
EFS Volunteer No. 2 LLC, 2012-1 A1	1.034%	7/26/27	1,361,486	1,374,707	(a)(b)
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	691,181	692,561
Ford Credit Auto Owner Trust, 2012-D A2	0.400%	9/15/15	8,034	8,034
Ford Credit Auto Owner Trust, 2013-B A2	0.380%	2/15/16	201,582	201,636
Ford Credit Auto Owner Trust, 2013-B A3	0.570%	10/15/17	810,000	811,179
Ford Credit Floorplan Master Owner Trust, 2013-3 A1	0.790%	6/15/17	680,000	682,380
Ford Credit Floorplan Master Owner Trust, 2013-3 A2	0.451%	6/15/17	280,000	280,211	(a)
Ford Credit Floorplan Master Owner Trust, 2013-5 A2	0.621%	9/15/18	2,100,000	2,106,096	(a)
Ford Credit Floorplan Master Owner Trust, 2014-2 A	0.651%	2/15/21	1,100,000	1,105,476	(a)
Golden Credit Card Trust, 2014-2A A	0.601%	3/15/21	360,000	360,186	(a)(b)
GSAMP Trust, 2006-SEA1 A	0.452%	5/25/36	635,652	630,156	(a)(b)
Hertz Fleet Lease Funding LP, 2013-3 A	0.700%	12/10/27	960,000	962,190	(a)(b)
Hertz Fleet Lease Funding LP, 2014-1 A	0.550%	4/10/28	1,280,000	1,280,540	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	960,000	986,944	(b)
HLSS Servicer Advance Receivables Backed Notes, 2013-T4 AT4	1.183%	8/15/44	400,000	400,221	(b)
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	590,278	591,276
Honda Auto Receivables Owner Trust, 2012-4 A2	0.400%	4/20/15	85,761	85,767

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	13

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Illinois Student Assistance Commission, 2010-1 A2	1.279%	4/25/22	$1,380,137	$1,395,498	(a)
Jamestown CLO Ltd., 2014-4A A1C	1.660%	7/15/26	250,000	249,000	(a)(b)(c)
LCM Limited Partnership, 16A A	1.723%	7/15/26	250,000	249,851	(a)(b)(c)
Lehman XS Trust, 2005-3 3A3B	5.500%	9/25/35	610,000	542,433
Mercedes-Benz Auto Receivables Trust, 2012-1 A3	0.470%	10/17/16	339,526	339,746
Mercedes-Benz Auto Receivables Trust, 2013-1 A3	0.780%	8/15/17	1,240,000	1,244,792
NCUA Guaranteed Notes, 2010-A1 A	0.501%	12/7/20	1,762,286	1,764,330	(a)
Nelnet Student Loan Trust, 2013-5A A	0.780%	1/25/37	1,614,758	1,624,214	(a)(b)
Neuberger Berman CLO Ltd., 2014-16A A1	1.741%	4/15/26	250,000	249,375	(a)(b)(c)
New Century Home Equity Loan Trust, 2004-2 M2	1.080%	8/25/34	960,501	902,891	(a)
NewMark Capital Funding, 2014-2A A1	1.690%	6/30/26	250,000	248,125	(a)(b)
Nissan Auto Lease Trust, 2013-A A2A	0.450%	9/15/15	959,190	959,513
Nissan Auto Receivables Owner Trust, 2012-A A3	0.730%	5/16/16	205,748	206,084
Nissan Auto Receivables Owner Trust, 2013-A A2	0.370%	9/15/15	318,533	318,541
Northstar Education Finance Inc., 2005-1 A1	0.328%	10/28/26	142,301	142,389	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.575%	5/25/33	484,502	412,735	(a)
Ocean Trails CLO IV, 2013-4A X	1.224%	8/13/25	315,000	315,121	(a)(b)
Ohio Phase-In-Recovery Funding LLC, 2013-1 A1	0.958%	7/1/18	1,660,000	1,667,970
Renaissance Home Equity Loan Trust, 2003-1 A	1.010%	6/25/33	541,295	514,601	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	1.034%	8/25/33	513,465	486,498	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.650%	12/25/33	1,576,631	1,535,406	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	16,358	15,572
SACO I Trust, 2006-5 1A	0.450%	4/25/36	325,834	517,301	(a)
Saratoga Investment Corp. CLO Ltd., 2013-1A A1	1.528%	10/20/23	650,000	646,188	(a)(b)
Saratoga Investment Corp. CLO Ltd., 2013-1A X	1.278%	10/20/23	100,000	100,043	(a)(b)
Saxon Asset Securities Trust, 2003-1 M1	1.202%	6/25/33	484,264	450,357	(a)
SLC Student Loan Trust, 2006-2 A5	0.333%	9/15/26	2,560,000	2,513,609	(a)
SLM Student Loan Trust, 2003-4 B	0.883%	6/15/38	1,234,988	1,165,324	(a)
SLM Student Loan Trust, 2004-02 A4	0.359%	10/25/19	54,278	54,270	(a)
SLM Student Loan Trust, 2004-04 A4	0.359%	1/25/19	466,855	466,411	(a)
SLM Student Loan Trust, 2005-5 B	0.479%	10/25/40	949,477	852,627	(a)
SLM Student Loan Trust, 2005-A A3	0.433%	6/15/23	1,120,000	1,087,951	(a)
SLM Student Loan Trust, 2006-4 A4	0.309%	4/25/23	3,098	3,096	(a)
SLM Student Loan Trust, 2007-2 A2	0.229%	7/25/17	200,230	199,760	(a)
SLM Student Loan Trust, 2008-6 A3	0.979%	1/25/19	1,320,000	1,332,022	(a)
SLM Student Loan Trust, 2011-B A1	1.001%	12/16/24	380,636	382,672	(a)(b)
SLM Student Loan Trust, 2012-05 A1	0.350%	11/25/16	252,832	252,813	(a)
SLM Student Loan Trust, 2012-06 A1	0.310%	2/27/17	29,596	29,594	(a)

See Notes to Financial Statements.

14	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2012-07 A1	0.310%	2/27/17	$480,887	$480,741	(a)
SLM Student Loan Trust, 2012-A A1	1.551%	8/15/25	598,456	606,787	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.251%	12/15/21	282,526	283,749	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.251%	8/15/23	408,601	411,894	(a)(b)
SLM Student Loan Trust, 2013-A A1	0.751%	8/15/22	342,796	343,620	(a)(b)
SMART Trust, 2014-1US A2B	0.451%	7/14/16	600,000	600,087	(a)
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.830%	1/25/34	118,169	103,076	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.830%	1/25/33	404,150	395,313	(a)
Venture CDO Ltd., 2013-13A AX	1.435%	6/10/25	650,000	646,054	(a)(b)
Venture CDO Ltd., 2014-16A A1L	1.868%	4/15/26	880,000	875,546	(a)(b)
Volkswagen Auto Lease Trust, 2014-A A2B	0.359%	10/20/16	1,600,000	1,600,852	(a)
Volkswagen Auto Loan Enhanced Trust, 2012-1 A3	0.850%	8/22/16	108,637	108,909
World Omni Automobile Lease Securitization Trust., 2013-A A2B	0.471%	5/16/16	1,107,941	1,109,114	(a)
Total Asset-Backed Securities (Cost — $62,976,294)				62,840,098
Collateralized Mortgage Obligations — 21.8%
American Home Mortgage Assets, 2006-4 1A12	0.360%	10/25/46	2,841,488	1,886,498	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.497%	3/25/33	37,078	37,468	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.650%	3/25/35	384,702	376,418	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.650%	2/25/35	422,794	391,246	(a)
Bear Stearns ARM Trust, 2006-04 1A1	2.648%	10/25/36	215,945	188,066	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.250%	10/25/33	1,209,690	1,126,575	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.450%	8/25/35	10,295	9,494	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.440%	10/25/35	33,145	31,123	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.350%	1/25/36	14,174	13,042	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.380%	7/25/36	80,428	70,051	(a)(b)
Commercial Mortgage Trust, 2014-BBG A	0.952%	3/15/29	440,000	441,277	(a)(b)
Countrywide Alternative Loan Trust, 2004-28CB 2A7	5.750%	1/25/35	926,859	946,654
Countrywide Alternative Loan Trust, 2005-62 1A1	0.450%	12/25/35	1,294,998	1,101,348	(a)
Countrywide Alternative Loan Trust, 2007-23CB A7	0.550%	9/25/37	1,429,776	1,014,140	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.650%	9/25/33	450,088	454,161	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.600%	6/25/34	440,663	410,925	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.702%	2/25/48	229,563	229,701	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.852%	12/29/45	776,586	778,782	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.035%	6/1/28	156,158	148,538	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3877 FA, PAC-1	0.501%	11/15/40	609,521	610,044	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T06 A3	3.938%	1/25/28	$309,473	$328,637	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.264%	3/25/42	1,973,229	2,054,616	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T03 2A	3.179%	8/25/43	1,847,607	1,947,819	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.630%	3/25/27	364,886	359,831	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.450%	10/25/35	236,831	237,260	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.550%	8/25/33	548,922	550,788	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.060%	8/25/42	1,695,914	1,773,238	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.550%	5/25/42	230,747	232,219	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	2.695%	6/25/30	427,332	440,599	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.651%	2/20/61	593,216	593,301	(a)
Government National Mortgage Association (GNMA), 2013-H08 BF	0.551%	3/20/63	978,299	973,433	(a)
Government National Mortgage Association (GNMA), 2013-H22 FB	0.851%	8/20/63	4,687,824	4,728,998	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.849%	3/20/23	311,701	301,590	(a)(b)
HarborView Mortgage Loan Trust, 2004-2 2A1	0.671%	6/19/34	676,664	633,872	(a)
IMPAC CMB Trust, 2003-8 1A2	1.152%	10/25/33	48,792	46,457	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	0.950%	11/25/34	217,261	213,106	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.659%	10/25/35	1,236,444	1,081,877	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.065%	9/15/29	195,044	3,285	(a)(b)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.426%	10/15/35	715,829	32,240	(a)(d)
Morgan Stanley Capital I, 2011-C1 A1	2.602%	9/15/47	334,557	339,328	(b)
NCUA Guaranteed Notes, 2011-R1 1A	0.602%	1/8/20	500,269	503,817	(a)
New York Mortgage Trust Inc., 2005-2 A	0.480%	8/25/35	677,887	640,116	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.830%	12/25/33	955,183	898,171	(a)
Residential Accredit Loans Inc., 2004-QS16 1A1	5.500%	12/25/34	878,364	897,608
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	13,549	15,391
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	17,862	17,154
Residential Asset Securitization Trust, 2003-A5 A5	0.650%	6/25/33	41,199	41,329	(a)
Residential Asset Securitization Trust, 2004-A2 1A3, PAC	0.550%	5/25/34	314,311	296,129	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.600%	11/25/33	335,016	324,858	(a)

See Notes to Financial Statements.

16	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Sequoia Mortgage Trust, 2002-9 2A	1.961%	9/20/32	$379,649	$368,239	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.809%	6/20/33	294,244	287,488	(a)
Structured Agency Credit Risk Debt Notes, 2013-DN2 M2	4.402%	11/25/23	900,000	1,000,397	(a)
Structured ARM Loan Trust, 2004-01 2A	0.460%	2/25/34	191,429	173,325	(a)
Structured ARM Loan Trust, 2004-02 1A1	2.859%	3/25/34	551,906	560,431	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.750%	7/25/32	517,994	486,604	(a)
Structured Asset Securities Corp., 1998-03 M1	1.150%	3/25/28	674,219	658,372	(a)
Structured Asset Securities Corp., 1998-08 M1	1.090%	8/25/28	1,080,726	1,068,737	(a)
Structured Asset Securities Corp., 2002-11A 1A1	1.898%	6/25/32	49,757	50,102	(a)
Structured Asset Securities Corp., 2002-18A 1A1	2.743%	9/25/32	64,449	64,888	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.416%	6/25/35	1,175,235	1,059,074	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.050%	3/25/44	170,339	155,650	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.787%	8/20/35	772,404	676,497	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.300%	6/25/33	779,185	764,495	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-10 4CB3	0.750%	12/25/35	1,316,026	1,032,126	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.550%	6/25/35	1,352,737	1,022,286	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.084%	8/25/46	1,316,019	917,714	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.104%	7/25/46	2,418,135	2,072,473	(a)
Wells Fargo Mortgage-Backed Securities Trust, 2004-Y 1A1	2.617%	11/25/34	1,167,028	1,177,468	(a)
Total Collateralized Mortgage Obligations (Cost — $45,932,594)				44,368,984
Corporate Bonds & Notes — 30.1%
Consumer Discretionary — 2.1%
Automobiles — 1.4%
Daimler Finance NA LLC, Senior Notes	0.905%	8/1/16	1,050,000	1,060,100	(a)(b)
Ford Motor Credit Co. LLC, Senior Notes	1.474%	5/9/16	1,020,000	1,036,622	(a)
Nissan Motor Acceptance Corp., Senior Notes	0.786%	3/3/17	630,000	632,142	(a)(b)
Total Automobiles				2,728,864
Hotels, Restaurants & Leisure — 0.0%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	20,000	17,700
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000	16,050
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000	16,050
Total Hotels, Restaurants & Leisure				49,800

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — 0.3%
NBCUniversal Enterprise Inc., Senior Notes	0.764%	4/15/16	$570,000	$573,425	(a)(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	21,350	(b)
Total Media				594,775
Multiline Retail — 0.4%
Target Corp., Senior Notes	0.398%	7/18/14	810,000	810,202	(a)
Total Consumer Discretionary				4,183,641
Consumer Staples — 1.0%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes	0.623%	2/1/19	710,000	709,850	(a)
Coca-Cola Co., Senior Notes	0.216%	3/5/15	200,000	199,978	(a)
Total Beverages				909,828
Food Products — 0.5%
Mondelez International Inc., Senior Notes	0.745%	2/1/19	1,090,000	1,088,776	(a)
Total Consumer Staples				1,998,604
Energy — 2.9%
Energy Equipment & Services — 0.0%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	94,500
Oil, Gas & Consumable Fuels — 2.9%
BP Capital Markets PLC, Senior Notes	0.763%	5/10/19	1,300,000	1,307,321	(a)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	43,700
Devon Energy Corp., Senior Notes	0.773%	12/15/16	1,060,000	1,065,728	(a)
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	100,000	113,125
El Paso LLC, Senior Notes	7.250%	6/1/18	40,000	45,731
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	68,080	(a)
Pemex Project Funding Master Trust, Senior Notes	5.750%	3/1/18	960,000	1,080,000
Petrobras Global Finance BV, Senior Notes	3.113%	3/17/20	1,070,000	1,096,750	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	10,775
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	1.147%	4/10/19	1,000,000	1,002,597	(a)(b)
Total Oil, Gas & Consumable Fuels				5,833,807
Total Energy				5,928,307
Financials — 15.1%
Banks — 9.0%
Bank of America Corp., Senior Notes	1.054%	3/22/16	1,540,000	1,551,193	(a)
Bank of America Corp., Senior Notes	1.103%	4/1/19	80,000	80,433	(a)
BB&T Corp., Senior Notes	1.093%	6/15/18	1,020,000	1,036,832	(a)
BNP Paribas SA, Senior Notes	0.824%	12/12/16	700,000	703,066	(a)
Citigroup Inc., Senior Notes	1.189%	7/25/16	360,000	363,802	(a)

See Notes to Financial Statements.

18	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Citigroup Inc., Senior Notes	4.450%	1/10/17	$640,000	$691,494
Citigroup Inc., Senior Notes	1.000%	4/8/19	530,000	530,878	(a)
Credit Agricole SA, Senior Notes	1.078%	10/3/16	1,140,000	1,147,249	(a)(b)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	500,000	578,132	(b)
HSBC Bank PLC, Senior Notes	0.864%	5/15/18	1,030,000	1,038,710	(a)(b)
HSBC USA Inc., Senior Notes	1.114%	9/24/18	790,000	800,533	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	550,000	528,000	(a)(e)
JPMorgan Chase & Co., Senior Notes	0.744%	2/15/17	1,600,000	1,604,960	(a)
Manufacturers & Traders Trust Co., Senior Bonds	0.600%	1/30/17	1,060,000	1,063,391	(a)
Nordea Bank AB, Senior Notes	0.590%	4/4/17	990,000	992,090	(a)(b)
Royal Bank of Canada, Senior Notes	0.556%	1/23/17	1,300,000	1,301,894	(a)
Union Bank NA, Senior Notes	0.985%	9/26/16	1,140,000	1,152,450	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/14/14	1,150,000	1,127,000	(a)(e)
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	1,240,000	1,276,254
Westpac Banking Corp., Senior Notes	0.965%	7/30/18	800,000	811,024	(a)
Total Banks				18,379,385
Capital Markets — 0.6%
Goldman Sachs Group Inc., Senior Notes	1.324%	11/15/18	1,250,000	1,265,494	(a)
Consumer Finance — 1.3%
American Express Co., Senior Notes	0.818%	5/22/18	1,130,000	1,139,865	(a)
PACCAR Financial Corp., Senior Notes	0.495%	2/8/16	390,000	391,055	(a)
Toyota Motor Credit Corp., Senior Notes	0.396%	1/23/15	1,030,000	1,031,313	(a)
Total Consumer Finance				2,562,233
Diversified Financial Services — 2.8%
General Electric Capital Corp., Senior Bonds	5.400%	2/15/17	1,860,000	2,076,028
General Electric Capital Corp., Senior Notes	0.877%	7/12/16	1,550,000	1,564,519	(a)
General Electric Capital Corp., Senior Notes	0.737%	1/14/19	760,000	761,562	(a)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	163,887
Total Capital International SA, Senior Notes	0.793%	8/10/18	1,140,000	1,151,160	(a)
Total Diversified Financial Services				5,717,156
Insurance — 1.4%
Metropolitan Life Global Funding I, Secured Notes	0.607%	4/10/17	1,770,000	1,770,999	(a)(b)
Prudential Financial Inc., Senior Notes	1.004%	8/15/18	890,000	892,069	(a)
Prudential Holdings LLC, Senior Secured Notes	1.110%	12/18/17	197,143	198,860	(a)(b)
Total Insurance				2,861,928
Total Financials				30,786,196

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 1.4%
Biotechnology — 0.4%
Amgen Inc., Senior Notes	0.828%	5/22/19	$750,000	$749,094	(a)
Health Care Equipment & Supplies — 0.4%
Medtronic Inc., Senior Notes	0.317%	2/27/17	700,000	699,719	(a)
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	0.983%	11/6/15	1,290,000	1,301,704	(a)
Total Health Care				2,750,517
Industrials — 2.1%
Aerospace & Defense — 1.0%
Boeing Co., Senior Notes	0.233%	11/3/14	1,030,000	1,029,924	(a)
Rockwell Collins Inc., Senior Notes	0.583%	12/15/16	1,060,000	1,063,646	(a)
Total Aerospace & Defense				2,093,570
Airlines — 0.0%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	16,781	19,530
Machinery — 0.5%
John Deere Capital Corp., Senior Notes	0.297%	1/12/15	1,050,000	1,050,423	(a)
Road & Rail — 0.6%
Kansas City Southern de Mexico SA de CV, Senior Notes	0.928%	10/28/16	1,150,000	1,154,799	(a)
Total Industrials				4,318,322
Information Technology — 2.1%
IT Services — 0.7%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	140,000	150,675	(b)
International Business Machines Corp., Senior Notes	0.257%	7/29/15	1,360,000	1,360,473	(a)
Total IT Services				1,511,148
Software — 0.8%
Oracle Corp., Senior Notes	0.807%	1/15/19	1,550,000	1,568,071	(a)
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	0.273%	5/3/16	1,230,000	1,231,143	(a)
Total Information Technology				4,310,362
Materials — 0.7%
Metals & Mining — 0.7%
Anglo American Capital PLC, Senior Notes	1.176%	4/15/16	400,000	401,514	(a)(b)
Vale Overseas Ltd., Senior Notes	5.625%	9/15/19	360,000	409,357
Vale Overseas Ltd., Senior Notes	4.625%	9/15/20	430,000	461,511
Total Metals & Mining				1,272,382
Paper & Forest Products — 0.0%
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	34,650
Total Materials				1,307,032

See Notes to Financial Statements.

20	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Telecommunication Services — 2.0%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Senior Notes	0.608%	2/12/16	$850,000	$851,680	(a)
AT&T Inc., Senior Notes	1.137%	11/27/18	230,000	234,513	(a)
Verizon Communications Inc., Senior Notes	0.435%	3/6/15	750,000	750,428	(a)(b)
Verizon Communications Inc., Senior Notes	1.984%	9/14/18	130,000	137,149	(a)
Total Diversified Telecommunication Services				1,973,770
Wireless Telecommunication Services — 1.0%
America Movil SAB de CV, Senior Notes	1.234%	9/12/16	1,130,000	1,144,392	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	195,700
Vodafone Group PLC, Senior Notes	0.611%	2/19/16	800,000	801,609	(a)
Total Wireless Telecommunication Services				2,141,701
Total Telecommunication Services				4,115,471
Utilities — 0.7%
Electric Utilities — 0.6%
Duke Energy Corp., Senior Notes	0.610%	4/3/17	520,000	521,974	(a)
Duke Energy Indiana Inc., Secured Bonds	0.578%	7/11/16	520,000	523,129	(a)
Southern California Edison Co., Senior Secured Bonds	1.125%	5/1/17	210,000	210,975
Total Electric Utilities				1,256,078
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp., Senior Notes	7.750%	10/15/15	124,000	134,230
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	110,582
Total Independent Power and Renewable Electricity Producers				244,812
Total Utilities				1,500,890
Total Corporate Bonds & Notes (Cost — $60,560,982)				61,199,342
Mortgage-Backed Securities — 3.1%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	1.997%	6/1/43	1,107,393	1,110,587	(a)
FNMA — 2.6%
Federal National Mortgage Association (FNMA)	2.500%	10/1/22-6/1/23	4,066,016	4,203,851
Federal National Mortgage Association (FNMA)	6.281%	9/1/37	919,151	981,677	(a)
Total FNMA				5,185,528
Total Mortgage-Backed Securities (Cost — $6,316,218)				6,296,115
Senior Loans — 0.8%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.3%
Aramark Corp., Extented Synthetic LOC 2	3.650%	7/26/16	37,569	37,476	(f)(g)
Aramark Corp., USD Term Loan F	3.250%	2/24/21	572,428	569,617	(f)(g)
Total Hotels, Restaurants & Leisure				607,093

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — 0.3%
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	$691,865	$690,568	(f)(g)
Total Consumer Discretionary				1,297,661
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.150%	3/24/18	395,228	396,461	(f)(g)
Total Senior Loans (Cost — $1,663,441)				1,694,122
U.S. Government & Agency Obligations — 9.8%
U.S. Government Agencies — 9.8%
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.688%	8/1/29	34,203	35,634	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	181,501	182,723	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.600%	8/1/32	29,634	29,947	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	85,794	92,104	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.436%	7/1/29	145,904	156,748	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.526%	7/1/29	82,707	88,704	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.100%	7/1/33	535,256	564,033	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.517%	8/1/25	45,425	45,861	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.000%	12/1/30	38,123	38,351	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,335	2,633
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.331%	12/1/23	102,685	108,134	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	1.908%	2/1/24	46,641	47,123	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.143%	4/1/26	191,498	203,502	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.254%	6/1/29	506,397	539,944	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.493%	7/1/29	215,108	231,013	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.444%	3/1/31	85,359	91,530	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	3,957	4,025	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.502%	3/1/33	1,363,741	1,459,710	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	200,269	213,635	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.657%	5/1/33	541,197	577,096	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.424%	7/1/27	42,255	42,742	(a)

See Notes to Financial Statements.

22	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.203%	12/1/30	$120,500	$120,612	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.485%	2/1/31	530,508	561,629	(a)
Federal National Mortgage Association (FNMA), Bonds	1.909%	4/1/33	287,983	306,446	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	4.841%	5/1/30	243,046	245,778	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.363%	11/1/18	78,457	83,502	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.175%	4/1/20	6,945	6,972	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.280%	7/1/21	35,157	34,900	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.393%	8/1/22	21,626	23,212	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.578%	7/1/23	45,205	45,599	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.602%	8/1/23	22,878	22,928	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.493%	2/1/24	92,948	99,983	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.198%	4/1/25	265,223	282,693	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.266%	12/1/25	41,497	43,817	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.475%	1/1/27	113,629	121,987	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	7/1/27	179,499	180,747	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.615%	8/1/27	76,516	78,787	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	24,780	24,914	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.337%	3/1/28	56,006	56,277	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.499%	2/1/29	173,836	187,083	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.478%	8/1/29	281,933	303,655	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	190,836	192,560	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.515%	1/1/30	143,181	144,551	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.635%	12/1/30	500,367	537,601	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	162,812	163,669	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	152,127	153,860	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.395%	3/1/31	80,020	85,486	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.173%	4/1/31	239,183	240,628	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.211%	4/1/31	53,228	53,822	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.355%	7/1/31	80,631	81,898	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	9/1/31	69,329	69,810	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	69,641	69,700	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	143,183	143,817	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.125%	6/1/32	55,776	56,064	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.455%	7/1/32	317,693	320,683	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.123%	9/1/32	259,930	262,571	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.327%	12/1/32	517,484	524,004	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	135,604	136,854	(a)

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	$236,351	$238,614	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.381%	5/1/33	425,337	452,980	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.321%	8/1/32	193,348	194,637	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.481%	12/1/20	185,711	186,988	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.325%	6/1/24	7,729	7,765	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.125%	7/1/24	193,482	201,277	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.016%	9/1/24	526,665	546,194	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.060%	9/1/24	175,446	176,521	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.750%	11/1/31	63,618	63,810	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.910%	1/1/33	247,714	248,525	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.925%	5/1/33	801,235	845,872	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	1.930%	6/1/33	530,027	559,324	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	3.719%	6/1/30	692,897	732,151	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	24,621	24,725	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/17	51,043	53,133	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	249,896	259,505	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	66,895	70,393	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	98,213	102,444	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	6/20/22	581,509	602,472	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	148,359	152,006	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	364,311	373,021	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	206,790	211,769	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	75,384	77,210	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/23	125,629	130,307	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	95,161	97,604	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	209,064	216,964	(a)

See Notes to Financial Statements.

24	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/26	$126,933	$130,885	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	230,125	237,717	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	256,028	264,157	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	4/20/32	315,277	328,464	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	5/20/32	104,306	108,668	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	727,370	754,938	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	443,264	461,168	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	93,977	97,773	(a)
Total U.S. Government & Agency Obligations (Cost — $19,595,916)				20,034,272
Sovereign Bonds — 0.9%
Brazil — 0.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	1,030,000	1,061,930	(b)
Mexico — 0.4%
United Mexican States, Senior Notes	5.950%	3/19/19	720,000	840,600
Total Sovereign Bonds (Cost — $1,888,343)				1,902,530

			Shares
Common Stocks — 0.2%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Tropicana Entertainment Inc.			17,545	311,424	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	29,566	*(c)(d)
Total Common Stocks (Cost — $311,763)				340,990
Total Investments before Short-Term Investments (Cost — $199,245,551)				198,676,453

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.6%
Repurchase Agreements — 2.6%
State Street Bank & Trust Co. repurchase agreement dated 5/30/14; Proceeds at maturity — $5,240,000; (Fully collateralized by U.S. Treasury Notes, 2.125% due 8/15/21; Market Value — $5,345,607) (Cost — $5,240,000)	0.000%	6/2/14	$5,240,000	$5,240,000
Total Investments — 100.2% (Cost — $204,485,551#)				203,916,453
Liabilities in Excess of Other Assets — (0.2)%				(443,095)
Total Net Assets — 100.0%				$203,473,358

*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security (unaudited).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

#	Aggregate cost for federal income tax purposes is $204,651,041.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

26	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $204,485,551)	$203,916,453
Cash	1,369
Interest receivable	352,214
Principal paydown receivable	75,549
Receivable for Fund shares sold	70,477
Prepaid expenses	54,165
Other receivables	30,501
Total Assets	204,500,728

Liabilities:
Payable for securities purchased	746,977
Investment management fee payable	72,824
Service and/or distribution fees payable	59,797
Payable for Fund shares repurchased	33,420
Distributions payable	3,581
Trustees’ fees payable	276
Accrued expenses	110,495
Total Liabilities	1,027,370
Total Net Assets	$203,473,358

Net Assets:
Par value (Note 7)	$226
Paid-in capital in excess of par value	237,071,247
Undistributed net investment income	100,255
Accumulated net realized loss on investments, futures contracts and written options	(33,129,272)
Net unrealized depreciation on investments	(569,098)
Total Net Assets	$203,473,358

Shares Outstanding:
Class A	16,257,277
Class C	227,283
Class C1	4,690,975
Class I	756,225
Class IS	673,835

Net Asset Value:
Class A (and redemption price)	$9.01
Class C*	$8.98
Class C1 (and redemption price)	$8.96
Class I (and redemption price)	$8.99
Class IS (and redemption price)	$9.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.22

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	27

Statement of operations

For the Year Ended May 31, 2014

Investment Income:
Interest	$2,775,256
Less: Foreign taxes withheld	(24)
Total Investment Income	2,775,232

Expenses:
Investment management fee (Note 2)	970,306
Service and/or distribution fees (Notes 2 and 5)	724,749
Transfer agent fees (Note 5)	97,973
Registration fees	71,948
Audit and tax	41,935
Legal fees	39,660
Shareholder reports	34,774
Fund accounting fees	21,574
Insurance	5,202
Trustees’ fees	4,024
Custody fees	2,886
Miscellaneous expenses	5,741
Total Expenses	2,020,772
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(21,236)
Net Expenses	1,999,536
Net Investment Income	775,696

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(620,590)
Futures contracts	52,871
Written options	35,132
Net Realized Loss	(532,587)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,458,558
Futures contracts	(22)
Change in Net Unrealized Appreciation (Depreciation)	1,458,536
Net Gain on Investments, Futures Contracts and Written Options	925,949
Increase in Net Assets from Operations	$1,701,645

See Notes to Financial Statements.

28	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2014	2013

Operations:
Net investment income	$775,696	$1,368,740
Net realized loss	(532,587)	(4,335,206)
Change in net unrealized appreciation (depreciation)	1,458,536	11,311,543
Increase in Net Assets From Operations	1,701,645	8,345,077

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,186,938)	(1,372,305)
Decrease in Net Assets From Distributions to Shareholders	(1,186,938)	(1,372,305)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	55,699,219	11,687,407
Reinvestment of distributions	1,097,461	1,341,120
Cost of shares repurchased	(60,164,994)	(36,763,804)
Decrease in Net Assets From Fund Share Transactions	(3,368,314)	(23,735,277)
Decrease in Net Assets	(2,853,607)	(16,762,505)

Net Assets:
Beginning of year	206,326,965	223,089,470
End of year*	$203,473,358	$206,326,965
*Includesundistributed net investment income of:	$100,255	$102,563

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	29

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$9.00	$8.71	$8.74	$8.44	$7.56

Income (loss) from operations:
Net investment income	0.04	0.07	0.08	0.09	0.11
Net realized and unrealized gain (loss)	0.03	0.29	(0.02)	0.35	0.90
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02
Total income from operations	0.07	0.36	0.06	0.44	1.03

Less distributions from:
Net investment income	(0.06)	(0.07)	(0.09)	(0.14)	(0.15)
Total distributions	(0.06)	(0.07)	(0.09)	(0.14)	(0.15)

Net asset value, end of year	$9.01	$9.00	$8.71	$8.74	$8.44
Total return[2]	0.76%	4.14%	0.69%	5.20%	13.66%[3]

Net assets, end of year (millions)	$147	$141	$152	$171	$170

Ratios to average net assets:
Gross expenses	0.82%	0.85%	0.91%	0.90%	0.90%
Net expenses[4]	0.82 [5]	0.85	0.91	0.90	0.90
Net investment income	0.47	0.78	0.93	1.03	1.37

Portfolio turnover rate	58%	39%	30%	43%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figure, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset Adjustable Rate Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$8.99	$8.79

Income (loss) from operations:
Net investment loss	(0.03)	(0.01)
Net realized and unrealized gain	0.03	0.22
Total income from operations	0.00 [3]	0.21

Less distributions from:
Net investment income	(0.01)	(0.01)
Total distributions	(0.01)	(0.01)

Net asset value, end of year	$8.98	$8.99
Total return[4]	(0.02)%	2.36%

Net assets, end of year (000s)	$2,041	$434

Ratios to average net assets:
Gross expenses	1.89%	1.83%[5]
Net expenses[6,7,8]	1.67	1.66 [5]
Net investment loss	(0.39)	(0.08) [5]

Portfolio turnover rate	58%	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) through May 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1♦ Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$8.95	$8.66	$8.70	$8.41	$7.52

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.02	0.03	0.04	0.07
Net realized and unrealized gain (loss)	0.03	0.29	(0.03)	0.35	0.89
Proceeds from settlement of a regulatory matter	—	—	—	—	0.03
Total income from operations	0.02	0.31	0.00 [2]	0.39	0.99

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.04)	(0.10)	(0.10)
Total distributions	(0.01)	(0.02)	(0.04)	(0.10)	(0.10)

Net asset value, end of year	$8.96	$8.95	$8.66	$8.70	$8.41
Total return[3]	0.25%	3.56%	0.00%[4]	4.65%	13.21%[5]

Net assets, end of year (millions)	$42	$49	$58	$75	$74

Ratios to average net assets:
Gross expenses	1.40%	1.44%	1.50%	1.48%	1.47%
Net expenses[6]	1.40 [7]	1.44	1.50	1.48	1.47
Net investment income (loss)	(0.11)	0.20	0.35	0.46	0.79

Portfolio turnover rate	58%	39%	30%	43%	53%

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Amount represents less than 0.005%.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C1 received $296,958 related to this distribution.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Adjustable Rate Income Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$8.98	$8.69	$8.72	$8.41	$7.55

Income (loss) from operations:
Net investment income	0.06	0.09	0.10	0.10	0.13
Net realized and unrealized gain (loss)	0.02	0.29	(0.02)	0.34	0.89
Total income from operations	0.08	0.38	0.08	0.44	1.02

Less distributions from:
Net investment income	(0.07)	(0.09)	(0.11)	(0.13)	(0.16)
Total distributions	(0.07)	(0.09)	(0.11)	(0.13)	(0.16)

Net asset value, end of year	$8.99	$8.98	$8.69	$8.72	$8.41
Total return[2]	0.95%	4.35%	0.95%	5.23%	13.63%

Net assets, end of year (000s)	$6,800	$15,029	$13,344	$15,814	$14,795

Ratios to average net assets:
Gross expenses	0.67%	0.65%	0.65%	0.73%	0.73%
Net expenses[3,4]	0.62 [5]	0.65	0.65	0.73	0.71 [5]
Net investment income	0.62	0.98	1.19	1.16	1.59

Portfolio turnover rate	58%	39%	30%	43%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85% through July 31, 2012. Effective August 1, 2012, the expense limitation did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$8.98

Income from operations:
Net investment income	0.03
Net realized and unrealized gain	0.02
Total income from operations	0.05

Less distributions from:
Net investment income	(0.03)
Total distributions	(0.03)

Net asset value, end of period	$9.00
Total return[3]	0.52%

Net assets, end of period (000s)	$6,062

Ratios to average net assets:
Gross expenses[4]	0.64%
Net expenses[4,5,6,7]	0.55
Net investment income[4]	0.90

Portfolio turnover rate	58%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) through May 31, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended May 31, 2014.

See Notes to Financial Statements.

34	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Adjustable Rate Income Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Adjustable Rate Income Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Asset-backed securities	—	$62,590,247	$249,851	$62,840,098
Collateralized mortgage obligations	—	44,368,984	—	44,368,984
Corporate bonds & notes	—	61,199,342	—	61,199,342
Mortgage-backed securities	—	6,296,115	—	6,296,115
Senior loans	—	1,694,122	—	1,694,122
U.S. government & agency obligations	—	20,034,272	—	20,034,272
Sovereign bonds	—	1,902,530	—	1,902,530
Common stocks:
Consumer discretionary	$311,424	—	—	311,424
Industrials	—	—	29,566	29,566
Total long-term investments	$311,424	$198,085,612	$279,417	$198,676,453
Short-term investments†	—	5,240,000	—	5,240,000
Total investments	$311,424	$203,325,612	$279,417	$203,916,453
† See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in

38	Western Asset Adjustable Rate Income Fund 2014 Annual Report

response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly.

40	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$3,051,377	$(3,051,377)
(b)	$408,934	(408,934)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Adjustable Rate Income Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of Class C, Class I and Class IS shares did not exceed 1.70%, 0.65% and 0.55%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applied if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. There is no CDSC on Class C1 shares. However, if you exchange Class C1 shares (formerly Class C shares) that were not subject to a CDSC when initially purchased for Class C1 shares (formerly Class C shares) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2014, LMIS and its affiliates retained sales charges of $460 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$3,959	$996

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

42	Western Asset Adjustable Rate Income Fund 2014 Annual Report

3. Investments

During the year ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$105,778,528	$14,739,983
Sales	89,521,567	30,134,394

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,341,891
Gross unrealized depreciation	(3,076,479)
Net unrealized depreciation	$(734,588)

During the year ended May 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2013	—	—
Options written	74	$48,785
Options closed	(74)	(48,785)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of May 31, 2014	—	—

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At May 31, 2014, the Fund did not have any derivative instruments outstanding.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$35,132
Futures contracts	52,871
Total	$88,003

Western Asset Adjustable Rate Income Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(22)

During the year ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$14,391
Futures contracts (to buy)†	37,666
Futures contracts (to sell)†	1,987,364

†	At May 31, 2014, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class C1 shares calculated at the annual rate of 0.75% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$363,962	$23,791
Class C	19,505	6,444
Class C1	341,282	41,751
Class I	—	24,487
Class IS1	—	1,500
Total	$724,749	$97,973

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

For the year ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,876
Class C	4,148
Class C1	1,211
Class I	10,345
Class IS1	1,656
Total	$21,236

[1]	For the period January 31, 2014 (inception date) through May 31, 2014.

44	Western Asset Adjustable Rate Income Fund 2014 Annual Report

6. Distributions to shareholders by class

	Year Ended May 31, 2014	Year Ended May 31, 2013
Net Investment Income:
Class A	$938,661	$1,123,217
Class B	—	—	†
Class C	2,160	105	‡
Class C1	60,208	114,934	♦
Class I	168,639	134,049
Class IS*	17,270	—
Total	$1,186,938	$1,372,305

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

‡	For the period August 1, 2012 (inception date) through May 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period January 31, 2014 (inception date) through May 31, 2014.

7. Shares of beneficial interest

At May 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	2,027,377	$18,162,119	730,591		$6,511,773
Shares issued on reinvestment	102,370	918,526	123,609		1,098,759
Shares repurchased	(1,590,927)	(14,273,369)	(2,541,473)		(22,560,884)
Net increase (decrease)	538,820	$4,807,276	(1,687,273)		$(14,950,352)

Class B
Shares sold	—	—	1,419	†	$12,218	†
Shares repurchased	—	—	(37,969)	†	(328,244)	†
Net decrease	—	—	(36,550)	†	$(316,026)	†

Class C
Shares sold	298,043	$2,663,171	52,660	‡	$469,252	‡
Shares issued on reinvestment	202	1,806	11	‡	105	‡
Shares repurchased	(119,291)	(1,068,745)	(4,342)	‡	(38,852)	‡
Net increase	178,954	$1,596,232	48,329	‡	$430,505	‡

Western Asset Adjustable Rate Income Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

	Year Ended May 31, 2014		Year Ended May 31, 2013
	Shares	Amount	Shares		Amount
Class C1
Shares sold	23,494	$209,119	65,568	♦	$573,881	♦
Shares issued on reinvestment	6,577	58,656	12,644	♦	111,691	♦
Shares repurchased	(868,842)	(7,749,854)	(1,224,097)	♦	(10,830,816)	♦
Net decrease	(838,771)	$(7,482,079)	(1,145,885)	♦	$(10,145,244)	♦

Class I
Shares sold	3,205,271	$28,631,218	461,825		$4,120,283
Shares issued on reinvestment	11,291	101,018	14,707		130,565
Shares repurchased	(4,134,620)	(37,073,026)	(337,454)		(3,005,008)
Net increase (decrease)	(918,058)	$(8,340,790)	139,078		$1,245,840

Class IS*
Shares sold	671,892	$6,033,592	—		—
Shares issued on reinvestment	1,943	17,455	—		—
Net increase	673,835	$6,051,047	—		—

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

‡	For the period August 1, 2012 (inception date) through May 31, 2013.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	For the period January 31, 2014 (inception date) through May 31, 2014.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class C1	Class I	Class IS
Daily 6/30/2014	$0.005176	—	$0.000920	$0.006348	$0.007077

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$1,186,938	$1,372,305

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$155,925
Deferred capital losses*	(14,936,818)
Capital loss carryforward**	(18,026,964)
Other book/tax temporary differences(a)	(55,670)
Unrealized appreciation (depreciation)(b)	(734,588)
Total accumulated earnings (losses) — net	$(33,598,115)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the fund’s capital loss carryforward may be utilized.

46	Western Asset Adjustable Rate Income Fund 2014 Annual Report

**	As of May 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2015	$(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(18,026,964)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the book/tax cost differences in the treatment of certain securities.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

Western Asset Adjustable Rate Income Fund 2014 Annual Report	47

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Adjustable Rate Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Adjustable Rate Income Fund as of May 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 21, 2014

48	Western Asset Adjustable Rate Income Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Adjustable Rate Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

50	Western Asset Adjustable Rate Income Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Western Asset Adjustable Rate Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President – Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

52	Western Asset Adjustable Rate Income Fund

Additional Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Adjustable Rate Income Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steve Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

54	Western Asset Adjustable Rate Income Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset Adjustable Rate Income Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2014:

Record date:	Daily	Daily
Payable date:	June 2013 through December 2013	January 2014 through May 2014
Interest from Federal Obligations	2.54%	2.30%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

56	Western Asset Adjustable Rate Income Fund

Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Adjustable Rate Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/14 SR14-2248

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $55,300 in 2013 and $38,128 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 in 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,200 in 2013 and $4,200 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-

audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2014